UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
___________________

FORM 8-K/A
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2017
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GENERAL MOTORS COMPANY
(Exact name of registrant as specified in its charter)
___________________

DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of principal executive offices)	48265-3000 (Zip Code)

(313) 667-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A amends the current report on Form 8-K, dated September 25, 2017, that was filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2017 (the “Original Form 8-K”) by General Motors Company (the “Company”), concerning the Company’s decision to engage Ernst & Young LLP (“EY”) as its independent registered public accounting firm following the completion of the audit services provided by Deloitte & Touche LLP (“Deloitte”) for the year ending December 31, 2017 and the filing of the Company’s 2017 Annual Report on Form 10-K (the “2017 Annual Report”) on February 6, 2018.
ITEM 4.01 Changes in Registrant's Certifying Accountant
As previously announced in the Original Form 8-K, the Audit Committee of the Board of Directors of the Company approved the engagement of EY as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018. Deloitte continued as the Company’s independent registered public accounting firm for the year ending December 31, 2017. On February 6, 2018, when the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 with the SEC, Deloitte completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s retention of Deloitte as our independent registered public accounting firm with respect to the audit of Company’s consolidated U.S. GAAP financial statements ended as of that date.
Deloitte’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2016 and 2017, and the subsequent interim period through February 6, 2018, the effective date of Deloitte’s dismissal, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company has requested that Deloitte furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Deloitte’s letter, dated February 12, 2018, is filed as Exhibit 16.1 to this Form 8-K/A.
During the fiscal years ended December 31, 2016 and 2017 and the subsequent interim period through February 6, 2018, neither the Company nor anyone on its behalf has consulted with EY regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits

EXHIBIT

Exhibit	Description

Exhibit 16.1	Letter from Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
	By:	/s/ THOMAS S. TIMKO
Date: February 12, 2018		Thomas S. Timko, Vice President, Global Business Solutions and Chief Accounting Officer